UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 6, 2007

STATER BROS. HOLDINGS INC.
(Exact name of registrant as specified in its charter)
Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

21700 Barton Road
Colton, California	92324
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (909) 783-5000
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 6, 2007, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings’ Sales and Profits Increase in 1st Quarter”. A copy of this press release is attached hereto and incorporated by reference as exhibit 99.1. The information contained in this 8-K document, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.
Item 9.01 Financial Statements and Exhibits
The following material is being furnished as exhibits to this Current Report on Form 8-K.

(c) Exhibits

99.1	Text of press release, dated February 6, 2007, entitled “Stater Bros. Holdings’ Sales and Profits Increase in 1st Quarter”.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith

By:	Phillip J. Smith
Executive Vice President and
Chief Financial Officer
Date: February 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Text of press release, dated February 6, 2007, entitled “Stater Bros. Holdings’ Sales and Profits Increase in 1st Quarter”.